Exhibit 19


Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report



  Collection Period                                                                                                   January, 2003
  Distribution Date                                                                                                       2/18/2003
  Transaction Month                                                                                                               1

  I. ORIGINAL DEAL PARAMETERS
  ---------------------------
                                         Dollar Amount       # of Contracts
  Original Portfolio:                  $3,149,999,805.03              175,985
  Original Securities:                                             Dollar Amount          Coupon              Legal Final Maturity
   Class A-1 Notes                                                 $577,000,000.00         1.363%                  October 15, 2003
   Class A-2 A Notes                                                640,000,000.00         1.620%                   August 15, 2005
   Class A-2 B Notes                                                640,000,000.00         1.410%                   August 15, 2005
   Class A-3 A Notes                                                285,000,000.00         2.200%                     July 17, 2006
   Class A-3 B Notes                                                285,000,000.00         1.420%                     July 17, 2006
   Class A-4 A Notes                                                211,452,000.00         2.700%                     June 15, 2007
   Class A-4 B Notes                                                211,000,000.00         1.450%                     June 15, 2007
   Class B-1 Notes                                                   52,733,000.00         3.160%                   August 15, 2007
   Class B-2 Notes                                                   37,250,000.00         1.770%                   August 15, 2007
   Class C Notes                                                     59,989,000.00         4.290%                 November 15, 2007
   Class D Certificates                                              59,989,000.00         5.000%                     July 15, 2009
                                                                     -------------
      Total                                                      $3,059,413,000.00

  II. COLLECTIONS
  ---------------
  Interest:                                                Simple Interest Loans       Precomputed Loans                     Total
  Interest Collections                                              $11,650,284.92                   $34.11          $11,650,319.03
  Repurchased Loan Proceeds Related to Interest                           3,371.70                     0.00                3,371.70
                                                                          --------                     ----                --------
      Total                                                         $11,653,656.62                   $34.11          $11,653,690.73
  Servicer Advances:
  Principal Advances                                                         $0.00                $2,299.79               $2,299.79
  Interest Advances                                                   2,049,204.39                   506.34            2,049,710.73
                                                                      ------------                   ------            ------------
      Total                                                          $2,049,204.39                $2,806.13           $2,052,010.52
  Principal:
  Principal Collections                                             $66,739,165.53               $12,304.94          $66,751,470.47
  Prepayments in Full                                                24,606,353.78                     0.00           24,606,353.78
  Prepayments in Full Due to Administrative Repurchases                       0.00                     0.00                    0.00
  Repurchased Loan Proceeds Related to Principal                        243,826.08                     0.00              243,826.08
  Payahead Draws                                                              0.00                   328.53                  328.53
                                                                              ----                   ------                  ------
      Total                                                         $91,589,345.39               $12,633.47          $91,601,978.86
  Liquidation Proceeds                                                                                                   $32,497.15
  Recoveries from Prior Month Charge-Offs                                                                                      0.00
                                                                                                                               ----
      Total Principal Collections                                                                                    $91,634,476.01
  Principal Losses for Collection Period                                                                                 $62,194.21
  Total Regular Principal Reduction                                                                                  $91,666,472.86
  Total Collections                                                                                                 $105,340,177.26

  III. FUNDS AVAILABLE FOR DISTRIBUTION
  -------------------------------------
  Total Collections                                                                                                 $105,340,177.26
  Reserve Account Release                                                                                                      0.00
  Reserve Account Draw                                                                                                         0.00
  Clean-up Call                                                                                                                0.00
  Net Swap Receipt, Tranche A2 B                                                                                          15,217.78
  Net Swap Receipt, Tranche A3 B                                                                                               0.00
  Net Swap Receipt, Tranche A4 B                                                                                               0.00
  Net Swap Receipt, Tranche B-2                                                                                                0.00
                                                                                                                               ----
      Total                                                                                                         $105,355,395.04



                                                          Page 1


  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report


  Collection Period                                                                                                   January, 2003
  Distribution Date                                                                                                       2/18/2003
  Transaction Month                                                                                                               1

  IV. DISTRIBUTIONS
  -----------------
  Servicing Fee:                                Amount Due          Amount Paid            Shortfall
   Total Amount                               $2,624,999.84        $2,624,999.84                $0.00
   Amount per $1,000 of Original Balance               0.86                 0.86                 0.00
  Net Swap Payment, Tranche A2 B                       $0.00
  Net Swap Payment, Tranche A3 B                  $85,769.17
  Net Swap Payment, Tranche A4 B                 $128,176.64
  Net Swap Payment, Tranche B-2                   $25,278.26
                                                                                                                      Change in
  Noteholders Interest:            Amount Due          Amount Paid           Shortfall  Carryover Shortfall Carryover Shortfall
   Class A1 Notes                   $502,491.67         $502,491.67                  $0.00                $0.00               $0.00
   Class A2 A Notes                  662,400.00          662,400.00                   0.00                 0.00                0.00
   Class A2 B Notes                  676,800.00          676,800.00                   0.00                 0.00                0.00
   Class A3 A Notes                  400,583.33          400,583.33                   0.00                 0.00                0.00
   Class A3 B Notes                  303,525.00          303,525.00                   0.00                 0.00                0.00
   Class A4 A Notes                  364,754.70          364,754.70                   0.00                 0.00                0.00
   Class A4 B Notes                  229,462.50          229,462.50                   0.00                 0.00                0.00
   Class B-1 Notes                   106,462.07          106,462.07                   0.00                 0.00                0.00
   Class B-2 Notes                    49,449.38           49,449.38                   0.00                 0.00                0.00
   Class C Notes                     164,419.85          164,419.85                   0.00                 0.00                0.00
                                     ----------          ----------                   ----                 ----                ----
      Total                       $3,460,348.50       $3,460,348.50                  $0.00                $0.00               $0.00
  Certificateholders Interest:
   Class D Certificates                $191,631.53         $191,631.53               $0.00                $0.00               $0.00
                                       -----------         -----------               -----                -----               -----
  Total Note and Cert. Interest:     $3,651,980.03       $3,651,980.03               $0.00                $0.00               $0.00
  Total Available for Principal Distribution   $98,839,191.10
  Principal Distribution Amounts
   First Priority Distribution Amount                $0.00
   Second Priority Distribution Amount       25,397,999.39
   Third Priority Distribution Amount        59,989,000.00
   Regular Principal Distribution Amount    491,613,000.61
                                            --------------
      Principal Distribution Amount        $577,000,000.00
   Noteholder Principal Distributions:
    Class A1 Notes                                        $98,839,191.10
    Class A2 A Notes                                                0.00
    Class A2 B Notes                                                0.00
    Class A3 A Notes                                                0.00
    Class A3 B Notes                                                0.00
    Class A4 A Notes                                                0.00
    Class A4 B Notes                                                0.00
    Class B-1 Notes                                                 0.00
    Class B-2 Notes                                                 0.00
   Class C Notes                                                    0.00
                                                                    ----
      Total Note Principal Paid                           $98,839,191.10
  Certificateholder Principal Distributions:
   Class D Certificates                                           $0.00
                                                                  -----
  Total Note and Certificate Principal Paid:             $98,839,191.10
  Collections Released to Servicer                                $0.00
  Total Available for Distribution          $105,355,395.04
  Total Distribution (incl. Servicing Fee)  $105,355,395.04



                                                          Page 2


  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report


  Collection Period                                                                                                   January, 2003
  Distribution Date                                                                                                       2/18/2003
  Transaction Month                                                                                                               1

  V. DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE
  ----------------------------------------------           Principal                Interest                  Total
                                                        Distribution            Distribution            Distribution
  Class A1 Notes                                              $171.30                   $0.87                  $172.17
  Class A2 A Notes                                               0.00                    1.04                     1.04
  Class A2 B Notes                                               0.00                    1.06                     1.06
  Class A3 A Notes                                               0.00                    1.41                     1.41
  Class A3 B Notes                                               0.00                    1.07                     1.07
  Class A4 A Notes                                               0.00                    1.73                     1.73
  Class A4 B Notes                                               0.00                    1.09                     1.09
  Class B-1 Notes                                                0.00                    2.02                     2.02
  Class B-2 Notes                                                0.00                    1.33                     1.33
  Class C Notes                                                  0.00                    2.74                     2.74
                                                                 ----                    ----                     ----
      Total Notes                                              $32.95                   $1.15                   $34.11
  Class D Certificates                                          $0.00                   $3.19                    $3.19
                                                                -----                   -----                    -----
  Total Notes and Certificates:                                $32.31                   $1.19                   $33.50

  VI. POOL BALANCE AND PORTFOLIO INFORMATION
  ------------------------------------------
                                                  Beginning of Period                                 End of Period
                                                     Balance       Pool Factor                      Balance        Pool Factor
  Aggregate Balance of Notes                $2,999,424,000.00       1.0000000              $2,900,584,808.90        0.9670473
  Class A1 Notes                               577,000,000.00       1.0000000                 478,160,808.90        0.8287016
  Class A2 A Notes                             640,000,000.00       1.0000000                 640,000,000.00        1.0000000
  Class A2 B Notes                             640,000,000.00       1.0000000                 640,000,000.00        1.0000000
  Class A3 A Notes                             285,000,000.00       1.0000000                 285,000,000.00        1.0000000
  Class A3 B Notes                             285,000,000.00       1.0000000                 285,000,000.00        1.0000000
  Class A4 A Notes                             211,452,000.00       1.0000000                 211,452,000.00        1.0000000
  Class A4 B  Notes                            211,000,000.00       1.0000000                 211,000,000.00        1.0000000
  Class B-1                                     52,733,000.00       1.0000000                  52,733,000.00        1.0000000
  Class B-2                                     37,250,000.00       1.0000000                  37,250,000.00        1.0000000
  Class C Notes                                 59,989,000.00       1.0000000                  59,989,000.00        1.0000000
  Class D Certificates                          59,989,000.00       1.0000000                  59,989,000.00        1.0000000
                                                -------------       ---------                  -------------        ---------
      Total                                 $3,059,413,000.00       1.0000000              $2,960,573,808.90        0.9676934
  Portfolio Information
  Weighted Average Coupon (WAC)                          5.20%                                           5.21%
  Weighted Average Remaining Maturity (WAM)              48.95                                           48.12
  Remaining Number of Receivables                      175,985                                         174,096
  Portfolio Receivable Balance               $3,149,999,805.03                               $3,058,333,332.17

  VII. OVERCOLLATERALIZATION INFORMATION
  --------------------------------------
  Specified Overcollateralization Amount                                                                     $14,833,334.29
  Specified Credit Enhancement Amount                                                                        $30,583,333.32
  Yield Supplement Overcollateralization Amount                                                             $144,296,331.56
  Target Level of Overcollateralization                                                                     $159,129,665.85









                                                          Page 3


  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report


  Collection Period                                                                                                   January, 2003
  Distribution Date                                                                                                       2/18/2003
  Transaction Month                                                                                                               1

  VIII. RECONCILIATION OF RESERVE ACCOUNT
  ---------------------------------------
  Beginning Reserve Account Balance                                                                          $15,749,999.03
  Specified Reserve Account Balance                                                                           15,749,999.03
  Reserve Release Amount                                                                                               0.00
  Reserve Account Draws                                                                                                0.00
  Interim Reserve Account Balance                                                                             15,749,999.03
  Reserve Account Deposits Made                                                                                        0.00
                                                                                                                       ----
  Ending Reserve Account Balance                                                                             $15,749,999.03
  Change in Reserve Account Balance                                                                                   $0.00

  IX. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
  ---------------------------------------------

  Liquidation Proceeds                                                                                                   $32,497.15
  Recoveries from Prior Month Charge-Offs                                                                                     $0.00
  Total Principal Losses for Collection Period                                                                           $62,194.21
  Charge-off Rate for Collection Period (annualized)                                                                          0.01%
  Cumulative Net Losses for all Periods                                                                                  $29,697.06


  Delinquent Receivables:                                                            # of Contracts                         Amount
  31-60 Days Delinquent                                                                         1,367                $22,845,788.29
  61-90 Days Delinquent                                                                             9                   $107,736.57
  91-120 Days Delinquent                                                                            0                         $0.00
  Over 120 Days Delinquent                                                                          0                         $0.00

  Repossesion Inventory                                                                            28                   $437,574.88


  Ratio of Net Losses to the Average Pool Balance:
  Second Preceding Collection Period                                                                                        0.0000%
  Preceding Collection Period                                                                                               0.0000%
  Current Collection Period                                                                                                 0.0115%
  Three Month Average                                                                                                       0.0000%

  Ratio of 60+ Delinquent Contracts to Outstanding Receivables:

  Preceding Collection Period                                                                                               0.0000%
  Current Collection Period                                                                                                 0.0052%
  Three Month Average                                                                                                       0.0000%












                                                          Page 4


  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report


  Collection Period                                                                                                   January, 2003
  Distribution Date                                                                                                       2/18/2003
  Transaction Month                                                                                                               1

  Worksheet Information
  ---------------------

  Servicer Advances                                                           Simple Interest Loans              Precomputed Loans
  Beginning Servicer Advances                                                                   $0.00                         $0.00
  New Advances                                                                           2,033,160.95                      2,806.13
  Servicer Advance Recoveries                                                                    0.00                          0.00
                                                                                                 ----                          ----
  Ending Servicer Advances                                                              $2,033,160.95                     $2,806.13

  Current Month Interest Advances for Prepaid Loans                                        $16,043.44                         $0.00

  Payahead Account
  Beginning Payahead Account Balance                                                                                      $2,459.91
  Additional Payaheads                                                                                                       678.68
  Payahead Draws                                                                                                             362.64
                                                                                                                             ------
  Ending Payahead Account Balance                                                                                         $2,775.95

















                                                          Page 5